Exhibit 10.9
EXECUTION VERSION

LIMITED WAIVER AGREEMENT
This LIMITED WAIVER AGREEMENT, dated as of June 28, 2022 (this “Waiver Agreement”), is by and among Bank of America, N.A., in its capacity as administrative agent and collateral agent for the Lenders, pursuant to the Credit Agreement defined below (in such capacity, the “Administrative Agent”), the lenders (collectively, the “Consenting Lenders”) under the Credit Agreement (defined below) constituting at least the Required Lenders, Barnes & Noble Education, Inc., a Delaware corporation (the “Lead Borrower”), and the other borrowers party hereto (collectively with the Lead Borrower, the “Borrowers” and, collectively, with the Guarantors, the “Loan Parties”).
W I T N E S E T H :
WHEREAS, the Administrative Agent, certain financial institutions from time to time party thereto as lenders (the “Lenders”) and/or as agents, and the Borrowers are parties to that certain Credit Agreement, dated August 3, 2015 (as amended by that certain First Amendment to Credit Agreement, dated as of February 27, 2017, that certain Second Amendment, Waiver and Consent to Credit Agreement, dated as of March 1, 2019, that certain Third Amendment and Waiver to Credit Agreement and First Amendment to Security Agreement, dated as of March 31, 2021, that certain Fourth Amendment to Credit Agreement, dated as of March 7, 2022, that certain Fifth Amendment to Credit Agreement, dated as of June 7, 2022, and as otherwise heretofore amended, supplemented or modified, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement);
WHEREAS, the Lead Borrower restated its audited financial statements for the fiscal year ended May 1, 2021 and the 13 weeks ended May 1, 2021 (collectively, the “Restated 2021 Financial Statements”), as a result of the Lead Borrower having identified certain out-of-period adjustments related to Restructuring and other charges, Income tax benefit, and Net loss for the 13 and 52 weeks ended May 1, 2021, which were previously delivered to the Administrative Agent pursuant to Section 6.01 of the Credit Agreement, and the Lead Borrower has delivered the Restated 2021 Financial Statements to the Administrative Agent pursuant to Section 6.01 of the Credit Agreement as a replacement of such previously delivered financial statements for the fiscal periods covered in the Restated 2021 Financial Statements;
WHEREAS, out of an abundance of caution, the Lead Borrower is requesting that the Required Lenders waive any potential Default or Event of Default under the Credit Agreement solely to the extent arising from the Restated 2021 Financial Statements and the delivery of the Restated 2021 Financial Statements (including the prior delivery of any financial statements that included the fiscal periods included in the Restated 2021 Financial Statements), any representation or warranty made in the Credit Agreement or any other Loan Document with respect to the financial statements previously delivered and so restated and any notice requirements with respect thereto under the Credit Agreement or any other Loan Document, including, without limitation, any Default or Event of Default arising pursuant to Sections 5.05, 5.15, 6.01, 6.02, 6.03, 8.01(b), 8.01(c), 8.01(d) or 8.01(e) of the Credit Agreement (collectively, the “Potential Defaults” and such waiver, the “Requested Waiver”); and
WHEREAS, by this Waiver Agreement, the Administrative Agent, the Consenting Lenders, and the Borrowers desire and intend to evidence the Requested Waiver upon the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Limited Waiver. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, effective upon the occurrence of the Effective Date and notwithstanding the provisions of the Credit Agreement to the contrary, the Required Lenders hereby waive the Potential Defaults. Except as expressly provided in the preceding sentence with respect to the Potential Defaults, the limited waiver set forth in the preceding sentence shall in no way (i) be deemed an agreement by the Administrative Agent or any Lenders to waive Borrowers’ compliance with the referenced provisions of the Credit Agreement with respect to any prior or subsequent delivery of financial statements, (ii) limit or impair any rights or remedies of the Administrative Agent or the Lenders with respect to any Default or Event of Default other than the Potential Defaults, (iii) amend, supplement or modify any provision of the Credit Agreement or any other Loan Document, or (iv) constitute any course of dealing or other basis for altering any obligation of any Loan Party under any Loan Document to which it is a party.

2.Conditions Precedent. The Requested Waiver shall be effective upon (a) the execution and delivery of this Waiver Agreement by the Borrowers, the Administrative Agent and the Consenting Lenders (which shall constitute at least the Required Lenders) and (b) receipt of an executed waiver under the Subordinated Term Loan Agreement in substantially similar form as this Waiver Agreement, together with evidence reasonably satisfactory to the Administrative Agent that such waiver is effective, or substantially simultaneously with the effectiveness of this Waiver Agreement, will be effective (the date of such satisfaction or waiver, the “Effective Date”).
The Administrative Agent’s delivery to the Lead Borrower of a copy of this Waiver Agreement executed by all necessary parties described in Section 2 shall be deemed evidence that the Effective Date has occurred.
3.Representations and Warranties. In order to induce Administrative Agent and the Lenders party hereto to enter into this Waiver Agreement, each Borrower hereby represents to Administrative Agent and the Lenders as of the date hereof as follows:
(a)Such Borrower is duly authorized to execute and deliver this Waiver Agreement and is duly authorized to perform its obligations under the Credit Agreement and the other Loan Documents to which it is a party.
(b)The execution and delivery of this Waiver Agreement by such Borrower does not and will not (i) contravene the terms of the Organization Documents of such Borrower; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (x) any Contractual Obligation to which such Borrower is a party (other than Liens created under the Loan Documents in favor of the Administrative Agent for the ratable benefit of the Secured Parties (as defined in the Security Agreement) or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject; or (iii) violate any applicable Law.
(c)This Waiver Agreement is a legal, valid, and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
(d)As of the Effective Date and after giving effect to this Waiver Agreement, the representations and warranties of the Lead Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, (i) which are qualified by materiality shall be true and correct, and (ii) which are not qualified by materiality shall be true and correct in all material respects, in each case, on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct, or true and correct in all material respects, as the case may be, as of such earlier date, other than the Potential Defaults the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent consolidated statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement (or, as applicable, the Restated 2021 Financial Statements).
(e)As of the Effective Date and after giving effect to this Waiver Agreement, each Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement, including those set forth in Article VI and Article VII of the Credit Agreement.
(f)As of the Effective Date, both immediately before giving effect to this Waiver Agreement (other than the Potential Defaults) and after giving effect to this Waiver Agreement, no Default or Event of Default has occurred and is continuing or would result herefrom.
4.GOVERNING LAW. THIS WAIVER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
5.Binding Effect. This Waiver Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
6.Affirmation of Loan Parties. Each Loan Party hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, as modified hereby, or in any other Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Waiver Agreement. Without limiting the generality of the foregoing, the execution of this Waiver Agreement shall not constitute a novation, and the Security Documents and all of the Collateral described therein and Liens granted in favor of the Administrative Agent created thereunder do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents to the extent provided in the Security Documents and that all such Liens continue to be perfected as security for the Obligations secured thereby.
7.Reference to and Effect on the Credit Agreement and the Loan Documents.
(g)On and after the effectiveness of this Waiver Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Waiver Agreement.
(h)The Credit Agreement, the Security Agreement, the Notes and each of the other Loan Documents, as specifically modified by this Waiver Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(i)The execution, delivery and effectiveness of this Waiver Agreement shall not, except as expressly provided herein, operate as a waiver or novation of any right, power or remedy of any Lender, any L/C Issuer, any Swing Line Lender, the Collateral Agent or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or novation of any provision of any of the Loan Documents.
(j)The Administrative Agent, the Lenders and the Loan Parties agree that this Waiver Agreement shall be a Loan Document for all purposes of the Credit Agreement (as specifically modified by this Waiver Agreement) and the other Loan Documents.
8.Waiver, Modification, Etc. No provision or term of this Waiver Agreement may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.
9.Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Waiver Agreement.
10.Counterparts. This Waiver Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver Agreement by facsimile or in “pdf” or similar format by electronic mail shall be effective as delivery of a manually executed counterpart of this Waiver Agreement.
11.Further Assurances. Each of the parties to this Waiver Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Waiver Agreement.
12.    Release. In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives (each Loan Party and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and the Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Waiver Agreement, in any way related to or in connection with the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed and delivered by their authorized officers as of the day and year first above written.
BANK OF AMERICA, N.A., as Administrative Agent
By:    /s/ L. Daniel Menendez
Name: L. Daniel Menendez
Title: Vice President

Barnes & Noble Education, Inc.
Limited Waiver Agreement
Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed and delivered by their authorized officers as of the day and year first above written.
BANK OF AMERICA, N.A., as a Lender
By:    /s/ L. Daniel Menendez
Name: L. Daniel Menendez
Title: Vice Pres

Barnes & Noble Education, Inc.
Limited Waiver Agreement
Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Michele Riccobono
Name: Michele Riccobono
Title: Authorize Signatory

Barnes & Noble Education, Inc.
Limited Waiver Agreement
Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed and delivered by their authorized officers as of the day and year first above written.

TRUIST BANK, as successor by merger to SUNTRUST BANK, as a Lender
By:    /s/ Mark Bohntinksy
Name: Mark Bohntinsky
Title: Managing Director
Barnes & Noble Education, Inc.
Limited Waiver Agreement
Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed and delivered by their authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as a Lender
By:    /s/ Kelly Milton
Name: Kelly Milton
Title: Executive Director

Barnes & Noble Education, Inc.
Limited Waiver Agreement
Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed and delivered by their authorized officers as of the day and year first above written.

REGIONS BANK, as a Lender
By:    /s/ Bruce Kasper
Name: Bruce Kasper
Title: Managing Director

Barnes & Noble Education, Inc.
Limited Waiver Agreement
Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed and delivered by their authorized officers as of the day and year first above written.

CITIZENS BANK, N.A., as a Lender
By:    /s/ William Boyle
Name: William Boyle
Title: AVP

Barnes & Noble Education, Inc.
Limited Waiver Agreement
Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed and delivered by their authorized officers as of the day and year first above written.
LEAD BORROWER:
BARNES & NOBLE EDUCATION, INC., a Delaware corporation
By:    /s/ Thomas D. Donohue
Name: Thomas D. Donohue
Title: Executive Vice President and
Chief Financial Officer
BORROWERS:
B&N EDUCATION, LLC, a Delaware limited liability company
BARNES & NOBLE COLLEGE BOOKSELLERS,
LLC, a Delaware limited liability company
BNED DIGITAL HOLDINGS, LLC, a Delaware limited
liability company
BNED LOUDCLOUD, LLC, a Delaware limited liability company
BNED MBS HOLDINGS, LLC, a Delaware limited liability company (f/k/a Morocco Holdings, LLC)
CRAM LLC, a Delaware limited liability company EDUCATE AHORA LLC, a Delaware limited liability company
ETUDIER FACILE LLC, a Delaware limited liability company
MBS AUTOMATION LLC, a Delaware limited liability company
MBS DIRECT, LLC, a Delaware limited liability company MBS INTERNET, LLC, a Delaware limited liability company
MBS SERVICE COMPANY LLC, a Delaware limited liability company
MBS TEXTBOOK EXCHANGE, LLC, a Delaware limited liability company
PAPERRATER, LLC, a Delaware limited liability
company
By:    /s/ Thomas D. Donohue
Name: Thomas D. Donohue
Title: Executive Vice President and
Chief Financial Officer

Barnes & Noble Education, Inc.
Limited Waiver Agreement
Signature Page

BORROWERS, continued:
STUDENT BRANDS, LLC, a Delaware limited liability company
STUDY MODE LLC, a California limited liability
company
TEXTBOOKCENTER LLC, a Delaware limited liability company
TRABALHOS FEITOS, LLC, a Delaware limited liability company
TXTB.COM, LLC, a Delaware limited liability company WORLDWIDE KNOWLEDGE LLC, a Delaware limited liability company
By:    /s/ Thomas D. Donohue
Name: Thomas D. Donohue
Title: Executive Vice President and
Chief Financial Officer
Barnes & Noble Education, Inc.
Limited Waiver Agreement
Signature Page